NEWS RELEASE

CONTACT:
CONMED Corporation
Investor Relations
ir@conmed.com

CONMED Corporation Reports Second Quarter 2026 Financial Results; Updates Full Year 2026 Guidance

Largo, Florida, July 29, 2026 – CONMED Corporation (NYSE: CNMD) today reported financial results for the second quarter ended June 30, 2026 and updated its financial guidance for the full year ending 2026.

Second Quarter 2026 Highlights(1)

•Sales of $343.5 million increased 0.3% year-over-year as reported and decreased 0.5% on a constant currency(2) basis.
•Excluding the impact of the Company’s previously announced strategic exits of GI product offerings, net sales increased 6.0% on an organic constant currency(2) (3) basis.
•Domestic sales decreased 8.0% as reported and increased 2.5% on an organic(2)(3) basis.
•International sales increased 10.8% as reported, increased 8.9% on a constant currency(2) basis, and increased 9.9% on an organic constant currency(2)(3) basis.
•Diluted earnings per share (GAAP) were $0.77, up 11.6%.
•Adjusted diluted earnings per share(2) were $1.38, up 20.0%.
•Both diluted earnings per share (GAAP) and adjusted diluted earnings per share(2) included a $0.21 benefit from IEEPA tariff refunds.

Second Quarter 2026 and Recent Operational Announcements

•On May 20, 2026, the Company announced the appointment of Celine Martin and Jeff Mirviss to the Board of Directors, effective July 1, 2026.
•On June 17, 2026, the Company announced the appointment of John E. Gallagher as Chief Financial Officer, effective July 15, 2026.
•On July 22, 2026, the Company announced the AirSeal® Robotic Solution is now indicated for use with Intuitive’s 8 mm hex cannulas used as part of the Intuitive da Vinci 5 platform.

"We delivered a strong second quarter, with organic constant currency net sales growth and adjusted diluted EPS that exceeded our stated expectations," said Patrick J. Beyer, CONMED’s President and Chief Executive Officer. "Our net sales performance on an organic constant currency basis reflected year-over-year growth across both our Orthopedic Surgery and General Surgery product lines, as our team continued to advance our key growth platforms: AirSeal, Buffalo Filter, and BioBrace. In tandem, we made meaningful progress on several strategic priorities during the quarter, including: completing the strategic exits of our gastroenterology product offerings in keeping with our portfolio optimization strategy, refinancing a portion of our debt, and further strengthening our leadership with key appointments to our Board and executive team."

Mr. Beyer continued: "We are updating our financial guidance for the full year 2026 today to reflect both our second quarter performance and our updated outlook for the balance of the year. Looking ahead, our team remains focused on disciplined execution as we continue to position CONMED for quality, long-term growth and value creation."

2026 Financial Guidance

The Company is updating its full year 2026 financial guidance to reflect its second quarter performance and updated outlook for the second half of 2026. For the twelve months ended December 31, 2026, the Company now expects:

Dollars in millions, except per share figures Percentages on a year-over-year basis, may not foot due to rounding	Twelve Months Ending December 31, 2026
	Updated Financial Guidance		Prior Financial Guidance(5)
	Low	High	Low	High
Net Sales (GAAP)	$1,358	$1,373	$1,350	$1,375
Net Sales Growth, as reported	(1.2)%	(0.1)%	(1.8)%	0.0%
Estimated impact of foreign currency exchange rate fluctuations	(0.5)%	(0.5)%	(0.3)%	(0.5)%
Net Sales Growth, Constant Currency	(1.7)%	(0.7)%	(2.1)%	(0.5)%
Estimated impact of strategic product offering exits(3)	6.7%	6.7%	7.1%	7.0%
Net Sales Growth, Organic Constant Currency	5.0%	6.0%	5.0%	6.5%
Adjusted Diluted EPS(4)	$4.48	$4.60	$4.30	$4.45
Percentage Change	(2.4)%	0.2%	(6.3)%	(3.1)%

Notes to Financial Information Above

(1) All growth rates are presented on a year-over-year basis, unless noted otherwise.

(2) Constant currency growth, organic growth, organic constant currency growth, and adjusted EPS are non-GAAP financial measures. Reconciliations of GAAP to non-GAAP financial measures appear below.

(3) Organic constant currency revenue excludes the sales of gastroenterology ("GI") product offerings for the three and six months ended June 30, 2026 and 2025, and twelve months ending December 31, 2026 and 2025, related to the Company’s previously announced strategic exits as part of its portfolio optimization strategy.
(4) Information reconciling forward-looking adjusted diluted net earnings per share to the comparable GAAP financial measures is unavailable to the company without unreasonable effort, as discussed below.
(5) "Prior financial guidance" reflects the Company’s full year 2026 financial guidance, previously updated on April 29, 2026.

Conference Call

The Company’s management will host a conference call today at 4:30 p.m. ET to discuss its second quarter 2026 results.

To participate in the conference call via live webcast, please click here. To participate via telephone, please click here to pre-register and obtain the dial-in number and passcode.

This conference call webcast can also be accessed from the “Investors” section of CONMED's website: https://www.conmed.com/en/investor-relations. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

Consolidated Condensed Statements of Income
(in thousands except per share amounts, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025

Net sales	$343,488	$342,345	$660,534	$663,600
Cost of sales	146,030	154,025	279,629	297,529
Gross profit	197,458	188,320	380,905	366,071
% of sales	57.5%	55.0%	57.7%	55.2%
Selling & administrative expense	145,553	136,021	287,252	284,868
Research & development expense	15,500	14,138	31,833	27,084
Income from operations	36,405	38,161	61,820	54,119
% of sales	10.6%	11.1%	9.4%	8.2%
Interest expense	7,883	7,824	14,943	16,110
Other (income) / expense	(2,825)	418	(2,825)	418
Income before income taxes	31,347	29,919	49,702	37,591
Provision for income taxes	8,276	8,498	12,803	10,134
Net income	$23,071	$21,421	$36,899	$27,457

Basic EPS	$0.77	$0.69	$1.22	$0.89
Diluted EPS	0.77	0.69	1.22	0.88

Basic shares	30,069	30,949	30,315	31,011
Diluted shares	30,117	31,054	30,357	31,142

Sales Summary
(in millions, unaudited)

	Three Months Ended June 30,
			% Change
								Domestic			International
	2026	2025	As Reported	Impact of Foreign Currency	Constant Currency	Impact of GI(1)	Organic(1) Constant Currency	As Reported	Impact of GI(1)	Organic(1)	As Reported	Impact of Foreign Currency	Constant Currency	Impact of GI(1)	Organic(1) Constant Currency
Orthopedic Surgery	$152.3	$140.7	8.2%	-1.4%	6.8%	0.0%	6.8%	-0.1%	0.0%	-0.1%	13.0%	-2.2%	10.8%	0.0%	10.8%
General Surgery	191.2	201.6	-5.2%	-0.4%	-5.6%	10.9%	5.3%	-10.9%	14.5%	3.6%	7.6%	-1.4%	6.2%	2.4%	8.6%
	$343.5	$342.3	0.3%	-0.8%	-0.5%	6.5%	6.0%	-8.0%	10.5%	2.5%	10.8%	-1.9%	8.9%	1.0%	9.9%

Domestic	$175.4	$190.6	-8.0%	0.0%	-8.0%	10.5%	2.5%
International	168.1	151.7	10.8%	-1.9%	8.9%	1.0%	9.9%
	$343.5	$342.3	0.3%	-0.8%	-0.5%	6.5%	6.0%

	Three Months Ended June 30,
			% Change
						Domestic	International
	2026	2025	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Single-use Products	$295.1	$297.8	-0.9%	-0.8%	-1.7%	-9.2%	10.0%	-1.8%	8.2%
Capital Products	48.4	44.5	8.6%	-1.0%	7.6%	1.5%	15.0%	-1.8%	13.2%
	$343.5	$342.3	0.3%	-0.8%	-0.5%	-8.0%	10.8%	-1.9%	8.9%

(1) Organic constant currency revenue excludes the sales of gastroenterology ("GI") product offerings for the three months ended June 30, 2026 and 2025.

Sales Summary
(in millions, unaudited)

	Six Months Ended June 30,
			% Change
								Domestic			International
	2026	2025	As Reported	Impact of Foreign Currency	Constant Currency	Impact of GI(1)	Organic(1) Constant Currency	As Reported	Impact of GI(1)	Organic(1)	As Reported	Impact of Foreign Currency	Constant Currency	Impact of GI(1)	Organic(1) Constant Currency
Orthopedic Surgery	$300.0	$279.0	7.5%	-1.8%	5.7%	0.0%	5.7%	2.8%	0.0%	2.8%	10.4%	-2.9%	7.5%	0.0%	7.5%
General Surgery	360.5	384.6	-6.2%	-0.8%	-7.0%	9.8%	2.8%	-10.7%	13.3%	2.6%	4.2%	-2.5%	1.7%	1.6%	3.3%
	$660.5	$663.6	-0.5%	-1.2%	-1.7%	5.8%	4.1%	-6.9%	9.6%	2.7%	7.9%	-2.7%	5.2%	0.6%	5.8%

Domestic	$348.4	$374.4	-6.9%	0.0%	-6.9%	9.6%	2.7%
International	312.1	289.2	7.9%	-2.7%	5.2%	0.6%	5.8%
	$660.5	$663.6	-0.5%	-1.2%	-1.7%	5.8%	4.1%

	Six Months Ended June 30,
			% Change
						Domestic	International
	2026	2025	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Single-use Products	$565.1	$574.1	-1.6%	-1.2%	-2.8%	-8.7%	8.2%	-2.8%	5.4%
Capital Products	95.4	89.5	6.6%	-1.2%	5.4%	6.9%	6.3%	-2.2%	4.1%
	$660.5	$663.6	-0.5%	-1.2%	-1.7%	-6.9%	7.9%	-2.7%	5.2%

(1) Organic constant currency revenue excludes the sales of gastroenterology ("GI") product offerings for the six months ended June 30, 2026 and 2025.

Reconciliation of Reported Net Income to Adjusted Net Income
(in thousands, except per share amounts, unaudited)
Three Months Ended June 30, 2026
	Gross Profit	Selling & Administrative Expense	Research & Development Expense	Operating Income	Interest Expense	Other (Income) / Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$197,458	$145,553	$15,500	$36,405	$7,883	$(2,825)	$8,276	26.4%	$23,071	$0.77
% of sales	57.5%	42.4%	4.5%	10.6%
Operational optimization costs(1)	-	(7,073)	-	7,073	-	-	1,651		5,422
Product rationalization costs(2)	6,911	-	-	6,911	-	-	1,614		5,297
Loss on sale of product offering(3)	-	(4,425)	-	4,425	-	-	1,033		3,392
EU medical device regulations(4)	-	-	(1,083)	1,083	-	-	253		830
Gain on early extinguishment of debt, net(5)	-	-	-	-	-	2,825	(660)		(2,165)
Contingent consideration fair value adjustments(6)	-	113	-	(113)	-	-	(26)		(87)
Gain on sale of product offering(7)	-	1,937	-	(1,937)	-	-	(452)		(1,485)
	$204,369	$136,105	$14,417	$53,847	$7,883	$-	$11,689		$34,275
Adjusted gross profit %	59.5%
Amortization(8)	$1,500	(7,237)	-	8,737	(1,054)	-	2,364		7,427
As adjusted		$128,868	$14,417	$62,584	$6,829	$-	$14,053	25.2%	$41,702	$1.38
% of sales		37.5%	4.2%	18.2%

Three Months Ended June 30, 2025
	Gross Profit	Selling & Administrative Expense	Research & Development Expense	Operating Income	Interest Expense	Other (Income) / Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$188,320	$136,021	$14,138	$38,161	$7,824	$418	$8,498	28.4%	$21,421	$0.69
% of sales	55.0%	39.7%	4.1%	11.1%
Operational optimization costs(1)	5,122	(2,450)	-	7,572	-	-	852		6,720
Legal matters(9)	-	(1,192)	-	1,192	-	-	134		1,058
Loss on early extinguishment of debt, net(5)	-	-	-	-	-	(418)	47		371
Contingent consideration fair value adjustments(6)	-	1,799	-	(1,799)	-	-	(202)		(1,597)
	$193,442	$134,178	$14,138	$45,126	$7,824	$-	$9,329		$27,973
Adjusted gross profit %	56.5%
Amortization(8)	$1,500	(7,192)	-	8,692	(1,388)	-	2,441		7,639
As adjusted		$126,986	$14,138	$53,818	$6,436	$-	$11,770	24.8%	$35,612	$1.15
% of sales		37.1%	4.1%	15.7%

(1) In 2025, the Company incurred costs related to the engagement of a consulting firm to evaluate and propose improvements to our manufacturing operations and other operational optimization charges which are included in cost of sales. In 2026 and 2025, we incurred consulting fees, legal fees and other charges related to operational optimization which are included in selling & administrative expense.
(2) In 2026, the Company wrote off inventory, equipment and tooling to cost of goods sold related to the discontinuation of certain products.
(3) In 2026, the Company recognized a loss on the sale of certain assets related to gastroenterology products that was recorded as a sale of a business.
(4) In 2026, the Company incurred costs to comply with the European Union's Medical Device Regulations (MDR).
(5) In 2026, the Company recorded income for the difference between the principal value and purchase price of extinguished debt, and recorded expense for the write-off of deferred financing fees and related professional fees. In 2025, the Company incurred costs related to a loss on early extinguishment and third-party fees associated with the eighth amended and restated senior credit agreement.
(6) In 2026 and 2025, the Company recorded income related to the fair value adjustments of contingent consideration.
(7) In 2026, the Company recognized a gain on the sale of certain assets related to gastroenterology products.
(8) Includes amortization of intangible assets and deferred financing fees.
(9) In 2025, the Company incurred costs for third party services pertaining to potential issues with certain royalty payments to design surgeons.

Reconciliation of Reported Net Income to Adjusted Net Income
(in thousands, except per share amounts, unaudited)
Six Months Ended June 30, 2026
	Gross Profit	Selling & Administrative Expense	Research & Development Expense	Operating Income	Interest Expense	Other (Income) / Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$380,905	$287,252	$31,833	$61,820	$14,943	$(2,825)	$12,803	25.8%	$36,899	$1.22
% of sales	57.7%	43.5%	4.8%	9.4%
Operational optimization costs(1)	379	(14,599)	-	14,978	-	-	3,454		11,524
Product rationalization costs(2)	6,911	-	-	6,911	-	-	1,614		5,297
Loss on sale of product offering(3)	-	(4,425)	-	4,425	-	-	1,033		3,392
EU medical device regulations(4)	-	-	(2,250)	2,250	-	-	519		1,731
Executive transition costs(5)	-	(3,342)	-	3,342	-	-	761		2,581
Contingent consideration fair value adjustments(6)	-	(610)	-	610	-	-	138		472
Gain on early extinguishment of debt, net(7)	-	-	-	-	-	2,825	(660)		(2,165)
Termination of distribution agreement(8)	(1,864)	-	-	(1,864)	-	-	(425)		(1,439)
Gain on sale of product offering(9)	-	5,853	-	(5,853)	-	-	(1,344)		(4,509)
	$386,331	$270,129	$29,583	$86,619	$14,943	$-	$17,893		$53,783
Adjusted gross profit %	58.5%
Amortization(10)	$3,000	(14,498)	-	17,498	(2,330)	-	4,806		15,022
As adjusted		$255,631	$29,583	$104,117	$12,613	$-	$22,699	24.8%	$68,805	$2.27
% of sales		38.7%	4.5%	15.8%

Six Months Ended June 30, 2025
	Gross Profit	Selling & Administrative Expense	Research & Development Expense	Operating Income	Interest Expense	Other (Income) / Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$366,071	$284,868	$27,084	$54,119	$16,110	$418	$10,134	27.0%	$27,457	$0.88
% of sales	55.2%	42.9%	4.1%	8.2%
Operational optimization costs(1)	8,532	(2,940)	-	11,472	-	-	1,754		9,718
Executive transition costs(5)	-	(12,165)	-	12,165	-	-	2,812		9,353
Legal matters(11)	-	(2,229)	-	2,229	-	-	374		1,855
Contingent consideration fair value adjustments(6)	-	(2,163)	-	2,163	-	-	714		1,449
Loss on early extinguishment of debt, net(7)	-	-	-	-	-	(418)	47		371
Gain on sale of product offering(9)	-	354	-	(354)	-	-	(82)		(272)
	$374,603	$265,725	$27,084	$81,794	$16,110	$-	$15,753		$49,931
Adjusted gross profit %	56.5%
Amortization(10)	$3,000	(14,364)	-	17,364	(2,831)	-	4,897		15,298
As adjusted		$251,361	$27,084	$99,158	$13,279	$-	$20,650	24.0%	$65,229	$2.09
% of sales		37.9%	4.1%	14.9%

(1) In 2026 and 2025, the Company incurred costs related to the engagement of a consulting firm to evaluate and propose improvements to our manufacturing operations and other operational optimization charges which are included in cost of sales. In addition, we incurred consulting fees, legal fees and other charges related to operational optimization which are included in selling & administrative expense.
(2) In 2026, the Company wrote off inventory, equipment and tooling to cost of goods sold related to the discontinuation of certain products.
(3) In 2026, the Company recognized a loss on the sale of certain assets related to gastroenterology products that was recorded as a sale of a business.
(4) In 2026, the Company incurred costs to comply with the European Union's Medical Device Regulations (MDR).
(5) The Company incurred cash and stock-based compensation costs related to advisory services provided by our former Chief Financial Officer and Chief Executive Officer in 2026 and 2025, respectively.
(6) In 2026 and 2025, the Company recorded expense related to the fair value adjustments of contingent consideration.
(7) In 2026, the Company recorded income for the difference between the principal value and purchase price of extinguished debt, and recorded expense for the write-off of deferred financing fees and related professional fees. In 2025, the Company incurred costs related to a loss on early extinguishment and third-party fees associated with the eighth amended and restated senior credit agreement.
(8) In 2026, the Company recognized income related to the early termination of an agreement granting the Company exclusive distribution rights.
(9) In 2026, the Company recognized a gain on the sale of certain assets related to gastroenterology products. In 2025, the Company recognized a gain on the sale of a product offering.
(10) Includes amortization of intangible assets and deferred financing fees.
(11) In 2025, the Company incurred costs for third party services pertaining to potential issues with certain royalty payments to surgeons involved in design teams.

Reconciliation of Reported Net Income to EBITDA & Adjusted EBITDA
(in thousands, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025

Net income	$23,071	$21,421	$36,899	$27,457
Provision for income taxes	8,276	8,498	12,803	10,134
Interest expense	7,883	7,824	14,943	16,110
Depreciation	4,079	4,467	8,253	8,701
Amortization	14,967	14,105	29,630	28,123
EBITDA	$58,276	$56,315	$102,528	$90,525

Stock based compensation	5,230	4,903	10,013	11,284
Operational optimization costs	7,073	7,572	14,978	11,472
Product rationalization costs	6,911	-	6,911	-
Loss on sale of product offering	4,425	-	4,425	-
EU medical device regulations	1,083	-	2,250	-
Contingent consideration fair value adjustments	(113)	(1,799)	610	2,163
Gain on sale of product offering	(1,937)	-	(5,853)	(354)
(Gain) / loss on early extinguishment of debt, net	(2,825)	418	(2,825)	418
Executive transition costs	-	-	3,342	12,165
Termination of distribution agreement	-	-	(1,864)	-
Legal matters	-	1,192	-	2,229
Adjusted EBITDA	$78,123	$68,601	$134,515	$129,902

EBITDA Margin
EBITDA	17.0%	16.4%	15.5%	13.6%
Adjusted EBITDA	22.7%	20.0%	20.4%	19.6%

About CONMED Corporation

CONMED is a medical technology company that provides devices and equipment for surgical procedures. The Company’s products are used by surgeons and other healthcare professionals in a variety of specialties including orthopedics, general surgery, gynecology, and thoracic surgery. For more information, visit www.conmed.com.

Forward-Looking Statements

This press release and associated conference call may contain forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. For example, in addition to general industry and economic conditions, factors that could cause actual results to differ materially from those in the forward-looking statements may include, but are not limited to the risk factors discussed in the Company's Annual Report on Form 10-K for the full year ended December 31, 2025, listed under the heading Forward-Looking Statements in the Company’s most recently filed Form 10-Q and other risks and uncertainties, which may be detailed from time to time in reports filed by CONMED with the SEC. Any and all forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct.

Supplemental Information - Reconciliation of GAAP to Non-GAAP Financial Measures

The Company supplements the reporting of its financial information determined under generally accepted accounting principles in the United States (GAAP) with certain non-GAAP financial measures, including percentage sales growth in constant currency; organic sales growth; organic constant currency sales growth; adjusted gross profit; cost of sales excluding specified items; adjusted selling and administrative expenses; adjusted research and development expense; adjusted operating income; adjusted interest expense; adjusted other (income)/expense; adjusted income tax expense; adjusted effective income tax rate; adjusted net income and adjusted diluted net earnings per share (EPS). The Company believes that these non-GAAP measures provide meaningful information to assist investors and shareholders in understanding its financial results and assessing its prospects for future performance. Management believes percentage sales growth in constant currency and the other adjusted measures described above are important indicators of its operations because they exclude items that may not be indicative of, or are unrelated to, its core operating results and provide a baseline for analyzing trends in the Company’s underlying business. Further, the presentation of EBITDA is a non-GAAP measurement that management considers useful for measuring aspects of the Company’s cash flow. Management uses these non-GAAP financial measures for reviewing the operating results and analyzing potential future business trends in connection with its budget process and bases certain management incentive compensation on these non-GAAP financial measures.

Net sales on a constant currency basis, organic basis, and organic constant currency basis are non-GAAP measures. The Company analyzes net sales on a constant currency basis, organic basis, and organic constant currency basis to better measure the comparability of results between periods. Organic revenue excludes the sales of GI product offerings and organic constant currency revenue presents sales in constant currency and excludes the sales of GI product offerings. To measure percentage sales growth in constant currency, the Company removes the impact of changes in foreign currency exchange rates that affect the comparability and trend of net sales. To measure earnings performance on a consistent and comparable basis, the Company excludes certain items that affect the comparability of operating results and the trend of earnings. These adjustments are irregular in timing, may not be indicative of past and future performance and are therefore excluded to allow investors to better understand underlying operating trends.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported sales growth, gross profit, cost of sales, selling and administrative expenses, research and development expense, operating income, interest expense, other (income)/expense, income tax expense, effective income tax rate, net income and diluted net earnings per share, the most directly comparable GAAP financial measures. These non-GAAP financial measures are an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures above, provide a more complete understanding of the business. The Company strongly encourages investors and shareholders to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.

We are unable to present a quantitative reconciliation of our expected diluted net earnings per share to expected adjusted diluted net earnings per share as we are unable to predict with reasonable certainty and without unreasonable effort the impact and timing of acquisition, integration and other charges. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our consolidated condensed statements of income.